ADVANCED SERIES TRUST

AST Goldman Sachs Strategic Income Portfolio
AST Managed Alternatives Portfolio

AST Managed Fixed Income Portfolio

Supplement dated August 6, 2018 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) relating to the AST Goldman Sachs Strategic Income Portfolio (the Strategic Income Portfolio), the AST Managed Alternatives Portfolio (the Alternatives Portfolio) and the AST Managed Fixed Income Portfolio (collectively, the Portfolios) and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust’s Prospectus and SAI.

New Subadvisory Arrangement, Name Change and Investment Strategy Change

The Board of Trustees of the Trust recently approved: (i) replacing Goldman Sachs Asset Management, L.P. (GSAM) as a subadviser to the Strategic Income Portfolio with Pacific Investment Management Company LLC (PIMCO or the Subadviser); (ii) changing the name of the Strategic Income Portfolio to the AST PIMCO Dynamic Bond Portfolio; and (iii) revising the investment strategy of the Strategic Income Portfolio. These changes are expected to become effective on or about September 17, 2018.

To reflect these changes, the Prospectus and the SAI are hereby revised as follows, effective September 17, 2018:

I.	All references to the AST Goldman Sachs Strategic Income Portfolio are hereby changed to AST PIMCO Dynamic Bond Portfolio.

II.	The description of the Principal Investment Strategies in the “SUMMARY: AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus relating to the Strategic Income Portfolio is hereby deleted and replaced with the description set forth below:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Portfolio will not be constrained by management against an index. The average portfolio duration of this Portfolio will normally vary from (negative) 2 years to positive 6 years based on the Subadviser’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in both investment-grade securities and high yield securities (commonly known as “junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by the Subadviser to be of comparable quality.

III.	The table in the “SUMMARY: AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus relating to the Strategic Income Portfolio is hereby deleted and replaced with the table set forth below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Pacific Investment Management Company, LLC	Marc P. Seidner, CFA	Portfolio Manager	September 2018
		Mohsen Fahmi	Portfolio Manager	September 2018
		Daniel J. Ivascyn	Portfolio Manager	September 2018

IV.	The table in the Principal Investment Strategies in the “SUMMARY: AST MANAGED ALTERNATIVES PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus relating to the Alternatives Portfolio is hereby revised by deleting the row related to the Strategic Income Portfolio and replacing it with the following:

Underlying Fund Portfolio	Allocation(1)
AST PIMCO Dynamic Bond Portfolio	18%

(1) The allocations referenced in this table may change over time

V.	The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO – Principal Investment Policies” is hereby deleted and replaced with the information set forth below:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Portfolio will not be constrained by management against an index. The average portfolio duration of this Portfolio will normally vary from (negative) 2 years to positive 6 years based on the Subadviser’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in both investment-grade securities and high yield securities (commonly known as “junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by the Subadviser to be of comparable quality. The Portfolio may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Portfolio may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Portfolio may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Portfolio may also invest up to 10% of its total assets in preferred securities.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio’s prospectus or statement of additional information. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

VI.	The table in the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST MANAGED ALTERNATIVES PORTFOLIO – Principal Investment Policies” is hereby revised by deleting the row related to the Strategic Income Portfolio and replacing it with the following:

Underlying Portfolio	Principal Investments	Allocation	Traditional Investment Category
AST PIMCO Dynamic Bond Portfolio	The investment objective of the AST PIMCO Dynamic Bond Portfolio (the PIMCO Portfolio) is to seek total return. The PIMCO Portfolio invests in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.	18%	Unconstrained Bond

VII.	The table in the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST MANAGED FIXED INCOME PORTFOLIO – Principal Investment Policies – QMA Asset Allocation Process” is hereby revised by deleting the row related to the Strategic Income Portfolio and replacing it with the following:

Underlying Portfolio	Principal Investments	Asset Category
AST PIMCO Dynamic Bond Portfolio	Low Duration Bond	Other Fixed Income

VIII.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS” is here by revised by adding the information set forth below:

Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of June 30, 2018, PIMCO managed $1.71 trillion in assets, including $1.31 trillion in third-party client assets. PIMCO’s address is 650 Newport Center Drive, Newport Beach, California 92660.

IX.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORFOLIO MANAGERS – AST Goldman Sachs Strategic Income Portfolio” is hereby deleted and replaced with the information set forth below:

The PIMCO portfolio managers responsible or the day-to-day management of the Portfolio are Marc P Seidner, CFA, Mohsen Fahmi and Daniel J. Ivascyn.

Marc P Seidner, CFA. Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has 31 years of investment experience and holds an undergraduate degree in economics from Boston College.

Mohsen Fahmi. Mr. Fahmi is a managing director in the Newport Beach office, a generalist portfolio manager focusing on global fixed income assets and a member of PIMCO’s Investment Committee. Prior to joining PIMCO in 2014, he was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. In London earlier in his career, he was co-head of bond and currency proprietary trading at Tokai Bank Europe, head of the leveraged investment group at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has 33 years of investment experience and holds an MBA from Stanford University. He received a master’s degree in civil engineering from the Ohio State University and an undergraduate degree from Ain Shams University, Cairo.

Daniel J. Ivascyn. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. He is lead portfolio manager for the Firm’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO’s Executive Committee and a member of the Investment Committee. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset backed securities group, as well as T. Rowe Price and Fidelity Investments. He has 26 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor’s degree in economics from Occidental College.

X.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Strategic Income Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST PIMCO Dynamic Bond Portfolio	Pacific Investment Management Company, LLC (PIMCO)	0.45% of average daily net assets to $100 million; 0.40% on next $200 million of average daily net assets; 0.375% over $300 million of average daily net assets

XI.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by replacing the information pertaining to the Strategic Income Portfolio with the information set forth below:

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PIMCO*	Marc P. Seidner, CFA	6/$5,194,961,445	11/$4,836,974,791	58/$9,352,195,920	N/A
	Mohsen Fahmi	18/$23,572,310,317	9/$3,682,948,415	7/$1,986,643,629	N/A
	Daniel J. Ivascyn	19/$139,913,121,007	10/$ 68,995,571,962	177/$10,083,169,427	N/A

*Information as of June 30, 2018.

** PM ownership of portfolio securities as of December 31, 2017.

XII.	The section in Part I of the SAI entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – COMPENSATION AND CONFLICTS OF INTEREST” is hereby revised by adding the following information pertaining to PIMCO:

Pacific Investment Management Company LLC.

PORTFOLIO MANAGER COMPENSATION. PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long-term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.
•	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage ("points") of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund's partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.

Participation in LTIP and M Unit program is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

XIII.	The section in Part II of the SAI entitled “APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS” is hereby revised by adding the following information pertaining to PIMCO:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy1 voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

•         Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

•         Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

•         Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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